UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 15, 2010

OPTi, Inc.
(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-21422 (Commission File Number)	77-0220697 (IRS Employer Identification Number)

3430 W Bayshore Drive, Suite 103
Palo Alto, California 94303
(Address of principal executive offices including zip code)

(650) 213-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01                         Other Events
Item 9.01                         Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01                       Other Events

On October 14, 2010, OPTi Inc. (the “Company”) issued a press release announcing the declaration of a cash dividend of $0.65 per share on the Company’s common stock. The Company’s Board of Directors has declared that the dividend is to be payable on December 15, 2010 to the shareholders of record as of the close of business on November 24, 2010. The ex-dividend date will be determined by the Financial Industry Regulatory Authority. A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01                       Financial Statements and Exhibits

(d) Exhibits
99.1	OPTi, Inc. Press Release, dated October 14, 2010, announcing declaration of dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           October 15, 2010

OPTi, Inc.
By:	/s/ Michael Mazzoni

Michael Mazzoni
Chief Financial Officer